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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 8, 2000

                       FASTCOMM COMMUNICATIONS CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its chapter)


        Virginia                       000-17168                    54-1289115
-----------------------------   --------------------------   -----------------------
(State or other jurisdiction           (Commission                (IRS Employer
     of incorporation)                 File Number)             Identification No.)

45472 Holiday Drive, Sterling, VA                         20166
--------------------------------------------       -------------------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code

               (703) 318-7750
--------------------------------------------

                                 NOT APPLICABLE
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.        OTHER EVENTS.

               On September 8, 2000, FastComm Communications Corp. ("FastComm") completed a Private Placement of $3,500,000 of its securities with a group of accredited investors represented by Zanett Securities Corporation ("Zanett") New York, New York, acting as Placement Agent. The offering consisted of 3,500 Units, each Unit consisting of (i) a Prepaid Common Stock Purchase Warrant, (the "Prepaid Warrants"), which entitles the holder thereof to acquire such number of shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), as is equal to One Thousand Dollars ($1,000) divided by the Exercise Price set forth in the Prepaid Warrants, and (ii) an additional warrant, to acquire shares of Common Stock (the "Incentive Warrants"). In addition, the Company granted to the Purchasers, an option to purchase an additional 3,500 Units on the same terms and conditions and with such changes as are stated herein exercisable during the period starting on February 1, 2001 and ending on November 1, 2001 (the "Option"). The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Prepaid Warrants and the Incentive Warrants are referred to herein as the "Warrant Shares." The Prepaid Warrants, the Incentive Warrants and the Warrant Shares are collectively referred to herein as the "Securities" and each of them may individually be referred to herein as a "Security."

        Contemporaneous with the execution and delivery of the Securities Agreement, the parties entered into a Registration Rights Agreement, pursuant to which the Company agreed to provide certain registration rights to the owners of the Warrant Shares and the Placement Warrants under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

        The Exercise Price of the Prepaid Warrants equals the lower of the Fixed Exercise Price and the Variable Exercise Price, each in effect as of such date and subject to adjustment as provided in the Warrant. The "Fixed Exercise Price" means $2.00 and shall be subject to adjustment as provided in the Warrant. The "Variable Exercise Price" means, as of any date of determination, the average of the lowest five (5) Closing Bid Prices for the ten (10) consecutive trading day period ending on the trading day immediately preceding the date of determination, provided, however, in no event shall the Variable Exercise Price exceed the Closing Bid Price on the date of determination (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such ten (10) day period), and shall be subject to adjustment as provided herein.

        Each Incentive Stock Purchase Warrant allows the holder thereof to purchase one-half of a share of the Company's Common Stock for each share purchased by exercise of the Prepaid Warrants at an exercise price of 125% of the Exercise Price of the corresponding Prepaid Warrant. The Incentive Warrants are exercisable for a period of five years and carry with them other customary terms and conditions including anti-dilution protection.

        Zanett acted as Placement Agent for the offering and received a Placement Agent fee equal to ten percent (10%) of the purchase price of the sale of Units and Warrants to purchase up to 437,500 shares of the Company's Common Stock for an exercise price of $2.50 per share. The Warrants are exercisable for a period of five years. In addition, Zanett was reimbursed certain costs and expenses of the offering.


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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)  Financial Statements of Businesses Acquired.

                    N/A

             (b)    Pro Forma Financial Information.

                    N/A

             (c)    Exhibits.

                    The following exhibits are filed with this Report:

                      Exhibit No.   Description
                      -----------   -----------
                      2.1           Securities Purchase Agreement by and among
                                    FastComm Communications Corporation, and
                                    certain Purchasers listed therein, dated as
                                    of September 8, 2000.

                      10.1          Registration Rights Agreement made by
                                    FastComm Communications Corporation, in
                                    favor of the Investors listed therein, dated as of September 8, 2000.

                      10.2          Form of Prepaid Common Stock Purchase
                                    Warrant between FastComm Communications
                                    Corporation in favor of certain Purchasers listed therein, dated as of September 8, 2000.

                      10.3          Placement Agency Agreement between FastComm
                                    Communications Corporation and Zanett Securities
                                    Corporation, dated September 8, 2000

                      10.4          Form of Stock Purchase and Incentive Stock
                                    Purchase Warrant Agreement between FastComm
                                    Communications Corporation and Zanett
                                    Securities Corporation and affiliates and between FastComm and the Purchasers dated
                                    September 8, 2000.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FASTCOMM COMMUNICATIONS CORPORATION

Date:  September 13, 2000

                                                   /s/ Mark H. Rafferty
                                            ------------------------------------
                                            Name:   Mark H. Rafferty
                                            Title: Chief Financial Officer



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                                  EXHIBIT LIST

                      Exhibit No.   Description
                      -----------   -----------
                      2.1           Securities Purchase Agreement by and among
                                    FastComm Communications Corporation, and
                                    certain Purchasers dated as of September 8,
                                    2000.

                      10.1          Registration Rights Agreement made by
                                    FastComm Communications Corporation, in
                                    favor of the Investors listed therein dated as of September 8, 2000.

                      10.2          Form of Prepaid Common Stock Purchaser
                                    Warrants between FastComm Communications
                                    Corporation in favor of certain Purchasers listed thereon dated as of September 8, 2000.

                      10.3          Placement Agency Agreement between FastComm
                                    Communications Corporation and Zanett
                                    Securities Corporation, and affiliates dated
                                    September 8, 2000.

                      10.4          Form of Stock Purchases and Incentive Stock
                                    Purchases Warrant Agreement between FastComm
                                    Communications Corporation and Zanett
                                    Securities Corporation, and affiliates and between FastComm and the Purchasers dated
                                    September 8, 2000.


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